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EXHIBIT 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Orin C. Smith, president and chief executive officer of Starbucks Corporation (the "Company") hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended December 29, 2002, fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

February 12, 2003


                                       /s/ ORIN C. SMITH
                                       -------------------------------------
                                       Orin C. Smith
                                       president and chief executive officer


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